EXHIBIT 99.1

             Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
              Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Alan C. Bashforth, the Chief Executive Officer of Science Dynamics Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange
    Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 14, 2003



                                    /s/ Alan C. Bashforth
                                    ---------------------
                                    Name: Alan C. Bashforth
                                    Title: Chief Executive Officer, Acting CFO